UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

DAMON INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-42190	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

704 Alexander Street Vancouver. BC	V6A 1E3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	DMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Second Amendment to Secured Promissory Note

On February 27, 2025, Damon Inc. (the “Company”) and Streeterville Capital, LLC ( “Streeterville”) entered into a Second Amendment (the “Note Amendment”) to the Secured Promissory Note (as previously amended, the “Note”) originally issued by the Company to Streeterville on June 26, 2024, in an original principal amount of $6,470,000.

Pursuant to the Note Amendment, the parties have agreed to amend the Note to grant Streeterville the right to convert from time to time at its election, all or any portion of the outstanding balance of the Note into common shares, no par value, of the Company (“Conversion Shares”). The number of Conversion Shares deliverable under a conversion notice will be equal to the amount of the outstanding balance of the Note being converted, divided by the conversion price, which is 90% of the lowest daily volume weighted average price of the Company’s common shares reported by Bloomberg during the ten trading days preceding the delivery date of a conversion notice. This is subject to a floor price of $0.20 per share (the “Floor Price”), which will be adjusted accordingly in the event of a share split or combination. If the Company issues any securities with a floor price less than $0.20 per share in the future, the Floor Price will automatically adjust to be equal to such lower floor price.

The Note Amendment contains an ownership limitation, pursuant to which the Company shall not effect any issuance of Conversion Shares to the extent that such issuance would cause Streeterville, together with its affiliates, to beneficially own a number of common shares exceeding 9.99% of the number of common shares outstanding on such date, including the common shares issuable upon such issuance.

Amendment to Note Purchase Agreement

On February 27, 2025, the Company and Streeterville entered into an Amendment No. 1 (the “SPA Amendment”) to the Securities Purchase Agreement dated December 20, 2024 (the “SPA”). Under the SPA Amendment, the Company represented as to its foreign private issuer status and ability to follow home country practice instead of Nasdaq Listing Rule 5635(d) shareholder approval requirements. The parties agreed that, as long the Company remains a foreign private issuer, the Company is not required to seek shareholder approval for issuing shares pursuant to the SPA beyond the limit set by Nasdaq Listing Rule 5635(d). If the Company loses its foreign private issuer status, it must obtain such approval within 90 days.

The foregoing descriptions of the Note Amendment and the SPA Amendment do not purport to be complete and are qualified in its entirety by the full text of the respective agreements, which are filed as Exhibit 10.1 and 10.2 to this current report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this current report on Form 8-K regarding the Note and the Note Amendment is incorporated herein by reference. The Note, as amended by the Note Amendment, and up to approximately 37,695,823 Conversion Shares issuable upon its conversion (including interest accrued through the maturity date) will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act, as they will be issued to an accredited investor, and the Company did not engage in any general solicitation in connection with such offer and sale.

Additionally, as previously disclosed in Item 3.02 of the current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2024 (the “November 18, 2024 8-K”), which incorporated by reference the description in Item 8.01 of the November 18, 2024 8-K of the fees Damon Motors agreed to pay its former financial adviser in three installments, each payable in cash or by having the Company issue common shares pursuant to a formula described therein, the Company has elected to issue 1,255,230 common shares to satisfy the first installment. As disclosed in Item 3.02 of the November 18, 2024 8-K, these shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act, as they were issued to an accredited investor, and the Company did not engage in any general solicitation in connection with such offer and sale.

Item 8.01 Other Events.

Under the SPA with Streeterville, as amended by the SPA Amendment, the Company has received an aggregate of $3,800,000 from Streeterville out of the total $10,000,000 committed amount, resulting in an outstanding principal balance of $4,066,000, excluding any accrued interest and prior to any pre-paid purchases discussed below.

As of February 27, 2025, Streeterville has purchased, and the Company has issued, a total of 3,608,819 common shares to satisfy pre-paid purchases made through this date, based on the pricing formula described in Item 1.01 of the Current Report on Form 8-K filed with the SEC on December 23, 2024. As a result, the outstanding balance has been reduced to $1,272,550.97 as of February 27, 2025.

Following the Company’s filing of its last quarterly report for the quarter ended December 31, 2024, and as a result of the share issuance to the former financial advisor for the first installment disclosed under Item 3.02 above, along with Streeterville’s purchases of shares under the SPA, the Company has 26,894,933 outstanding common shares as of February 27, 2025.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Secured Promissory Note, dated February 27, 2025
10.2	Amendment No. 1 to Securities Purchase Agreement, dated February 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAMON, INC.

Date: February 27, 2025	By:	/s/ Bal Bhullar
	Name:	Bal Bhullar
	Title:	Chief Financial Officer

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